Exhibit 99.1

UNION PACIFIC CORPORATION ANNOUNCES EXPIRATION OF EXCHANGE OFFERS AND INCREASE IN SIZE OF EXCHANGE OFFERS LIMIT

FOR IMMEDIATE RELEASE

Omaha, Neb. – November 19, 2019 – Union Pacific Corporation (NYSE: UNP; and “Union Pacific” or the “Corporation”) today announced the expiration of its private offers to exchange certain of its outstanding notes and debentures referenced in the table below for a combination of 3.839% Notes due 2060 (the “New Notes”) and cash (the “Exchange Offers”).  The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”  The Exchange Offers, which commenced on October 21, 2019, expired at 11:59 p.m., New York City time on November 18, 2019 (the “Expiration Date”).  According to information provided by the exchange agent for the Exchange Offers, Union Pacific received valid tenders from holders of $3,441,637,000 aggregate principal amount of Existing Notes.  Union Pacific also announced that, in accordance with its rights as set forth in its offering memorandum dated October 21, 2019 (the “Offering Memorandum”) and the related letter of transmittal, it has amended the size of the Exchange Offers by increasing the aggregate principal amount of New Notes to be issued pursuant to the Exchange Offers from $1,790,000,000 to $1,841,950,000.  On November 20, 2019, Union Pacific expects to deliver an aggregate principal amount of $1,841,950,000 of New Notes and will pay an aggregate of $373,118,510 cash consideration for the Existing Notes accepted for exchange, as described in greater detail in the table below, plus accrued and unpaid interest on such Existing Notes and cash in lieu of fractional amounts of the New Notes.  Fees and expenses related to the Exchange Offers will be recorded as interest expense and are anticipated to have a negative two cent impact on the Company’s diluted earnings per share in the fourth quarter of 2019.

The table below shows the principal amount of each series of Existing Notes that has been tendered pursuant to the Exchange Offers as of the Expiration Date and the principal amount of New Notes and cash to be delivered for each series of Existing Notes accepted for exchange pursuant to the Exchange Offers (not including accrued and unpaid interest on such Existing Notes or cash in lieu of fractional amounts of the New Notes).

		Aggregate Principal Amount	Principal Amount of Existing Notes Tendered	Principal Amount of Existing Notes Accepted	Principal Amount to be Delivered
CUSIP Number	Title of Series	Outstanding	for Exchange	for Exchange	New Notes	Cash Payment
907818DE5 907818DF2	5.780% Notes due 2040	$85,394,000	$636,000	$636,000	$667,000	$187,015.80
907818CU0	6.250% Debentures due 2034	$179,072,000	$19,004,000	$19,004,000	$19,004,000	$6,560,180.80
907818CX4	6.150% Debentures due 2037	$109,970,000	$9,815,000	$9,815,000	$9,815,000	$3,469,013.60
907818DS4 907818DT2	4.821% Notes due 2044	$327,183,000	$127,867,000	$127,867,000	$131,013,000	$25,276,977.23
907818CS5	5.375% Debentures due 2033	$184,754,000	$35,067,000	$35,067,000	$35,067,000	$8,152,326.83
907818DJ4	4.750% Notes due 2041	$324,606,000	$87,254,000	$87,254,000	$87,254,000	$17,176,562.60
907818DX3	4.850% Notes due 2044	$146,053,000	$61,574,000	$61,574,000	$61,574,000	$14,142,932.06
907818EX2	4.800% Notes due 2058	$500,000,000	$439,872,000	$423,430,000	$423,430,000	$91,062,855.80
907818DU9	4.750% Notes due 2043	$295,676,000	$106,202,000	$106,202,000	$106,202,000	$22,357,707.06
907818EW4	4.500% Notes due 2048	$1,500,000,000	$967,924,000	$967,924,000	$967,924,000	$184,732,937.80
907818EV6	4.375% Notes due 2038	$750,000,000	$462,456,000	$0	$0	$0
907818DL9	4.300% Notes due 2042	$300,000,000	$73,776,000	$0	$0	$0
907818DP0	4.250% Notes due 2043	$325,000,000	$115,216,000	$0	$0	$0
907818FC7	4.300% Notes due 2049	$1,000,000,000	$408,611,000	$0	$0	$0
907818DZ8	4.150% Notes due 2045	$350,000,000	$90,403,000	$0	$0	$0
907818EJ3	4.050% Notes due 2046	$600,000,000	$234,716,000	$0	$0	$0
907818EF1	4.050% Notes due 2045	$499,715,000	$159,625,000	$0	$0	$0
907818EN4	4.000% Notes due 2047	$500,000,000	$41,619,000	$0	$0	$0

Based on the amount of Existing Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, Union Pacific accepted (1) all of the 5.780% Notes due 2040 validly tendered (and not validly withdrawn) as set forth above; (2) all of the 6.250% Debentures due 2034 validly tendered (and not validly withdrawn) as set forth above; (3) all of the 6.150% Debentures due 2037 validly tendered (and not validly withdrawn) as set forth above; (4) all of the 4.821% Notes due 2044 validly tendered (and not validly withdrawn) as set forth above; (5) all of the 5.375% Debentures due 2033 validly tendered (and not validly withdrawn) as set forth above; (6) all of the 4.750% Notes due 2041 validly tendered (and not validly withdrawn) as set forth above; (7) all of the 4.850% Notes due 2044 validly tendered (and not validly withdrawn) as set forth above; (8) all of the 4.800% Notes due 2058 validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on November 1, 2019 as set forth above; (9) all of the 4.750% Notes due 2043 validly tendered (and not validly withdrawn), as set forth above; and (10) all of the 4.500% Notes due 2048 validly tendered (and not validly withdrawn), as set forth above.  Based on the amount of Existing Notes tendered in the Exchange Offers and in accordance with the terms of the Exchange Offers, Union Pacific did not accept any of the 4.800% Notes due 2058 validly tendered (and not validly withdrawn) after 5:00 p.m., New York City time, on November 1, 2019, the 4.375% Notes due 2038, 4.300% Notes due 2042, 4.250% Notes due 2043, 4.300% Notes due 2049, 4.150% Notes due 2045, 4.050% Notes due 2046, 4.050% Notes due 2045 or 4.000% Notes due 2047 tendered pursuant to the Exchange Offers.

The Exchange Offers were conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal.  The Exchange Offers were only made to a holder of the Existing Notes who certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

FORWARD-LOOKING STATEMENTS

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2018, which was filed with the Securities and Exchange Commission (“SEC”) on February 8, 2019.  The Corporation updates information regarding risk factors if circumstances require such updates on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

ABOUT UNION PACIFIC

Union Pacific Railroad Company is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America's most recognized companies, Union Pacific Railroad Company connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. The railroad's diversified business mix is classified into its Agricultural Products, Energy, Industrial and Premium business groups. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada's rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Corrie Shumaker, (402) 544-4939.  Media contact is Raquel Espinoza, (402) 544-5034.